Exhibit 10.1 (I)

FIRST AMENDMENT
TO
AGREEMENT OF PURCHASE AND SALE (POOL I)

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (POOL I) (this “Amendment”), dated as of the ___ day of May 2017, by and between (i) each of the seller entities set forth on the signature pages hereto (collectively, the “Sellers”), and (ii) HTA Acquisition Sub, LLC, a Delaware limited liability company (the “Buyer”).

RECITALS

WHEREAS, the Sellers and the Buyer entered into that certain Agreement of Purchase and Sale (Pool I), dated as of April 29, 2017 (the “Agreement”);

WHEREAS, Section 2.4(a) of the Agreement provides that the Initial Closing shall take place on the date that is five (5) Business Days after the satisfaction or written waiver (to the extent permitted by Applicable Law) of the Initial Closing Conditions in accordance with Section 5.1 and Section 5.2 of the Agreement (other than those Initial Closing Conditions that by their nature are to be satisfied at the Initial Closing, but subject to the satisfaction or waiver of those Initial Closing Conditions at such time) in respect of Transferred Assets (under the Agreement and the Other PSAs) having an Allocated Asset Value of at least $1,400,000,000 in the aggregate under the Agreement and the Other PSAs, or on such other date or such other time as the parties to the Agreement may agree in writing;

WHEREAS, pursuant to Section 14.11 of the Agreement, the Agreement may be amended by written agreement executed by the party or parties to be charged; and

WHEREAS, the Sellers and the Buyers desire to enter into this Amendment to modify certain terms of the Agreement as provided below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined have the meanings given to them in the Agreement.

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2.Amendment to Agreement.

(a)    Notwithstanding anything to the contrary in the Agreement, including Section 2.4 of the Agreement, the Initial Closing may occur on such date as the Sellers and the Buyer may mutually agree. In connection therewith, Sellers and Buyer hereby acknowledge and agree to waive the five (5) Business Day period after Buyer’s written waiver of the Initial Closing Conditions as set forth in Section 2.4 of the Agreement as a condition of setting the date of such Initial Closing. Furthermore, Sellers and Buyer acknowledge and agree, notwithstanding the requirement in Section 2.4 of the Agreement that the Transferred Assets (under the Agreement and the Other PSAs) to be purchased and sold at the Initial Closing have an Allocated Asset Value of at least $1,400,000,000 in the aggregate, that the Transferred Assets for the Initial Closing shall be those on the attached Schedule IC with an aggregate Allocated Asset Value of $512,327,665.00.

(b)    Notwithstanding anything to the contrary in the Agreement, including Section 2.1(c) of the Agreement, the Seller shall not be required to transfer, and the Buyer shall not be required to purchase, the Platform-Related Assets at the Initial Closing. In the event the Platform-Related Assets are not purchased and sold at the Initial Closing, then such Platform-Related Assets shall constitute Deferred Assets for purposes of the Agreement and the sale and purchase of the Platform-Related Assets, and the assumption of the Assumed Liabilities associated therewith, shall take place at the second Serial Closing in accordance with Section 2.5 of the Agreement. For the avoidance of doubt, the closing deliverables contemplated to be delivered by each of the Buyer and the Sellers at the Initial Closing in accordance with, in the case of the Buyer, Sections 6.1(a)(iii), (iv) and (v), and in the case of the Sellers, Sections 6.2(a)(iii), (iv) and (v) shall not be delivered at the Initial Closing and instead shall be delivered at the second Serial Closing at which the Platform-Related Assets shall be purchased and sold otherwise in conformance with the Agreement.

3.Limited Amendment. Except as specifically provided in this Amendment and as the context of this Amendment otherwise may require to give effect to the intent and purposes of this Amendment, the Agreement shall remain in full force and effect without any other amendments or modifications.

4.Governing Law. This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Delaware. To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive and release any claim that the law of any other jurisdiction governs this Amendment and this Amendment shall be governed and construed with the laws of the State of Delaware.

5.Severability. If any term or provision of this Amendment or application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Amendment or the applicable of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

6.Section Headings. The headings of the various Sections of this Amendment have been inserted only for purposes of convenience, are not part of this Amendment and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Amendment.

7.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLERS:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana Limited Partnership

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE CONSTRUCTION LIMITED PARTNERSHIP, an Indiana limited partnership

By:    Duke Business Centers Corporation,
an Indiana corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE TEXAS PROPERTIES , LP, an Indiana limited partnership

By:    Duke Texas GP, an Indiana
limited company, its general partner

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

BREMNERDUKE BCC GP , LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

BREMNERDUKE BCC LP , LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE REALTY BROWNING F.O.B. DEVELOPMENT, LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE REALTY TOWNE LAKE DEVELOPMENT, LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its managing member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE REALTY OHIO, an Indiana general partnership

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its managing partner

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE REALTY NORTH BERGEN DEVELOPMENT, LLC, an Indiana limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE REALTY KISSIMMEE MOB, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE REALTY EAST ORLANDO MOB, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

DUKE REALTY SEBRING MOB, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership, an Indiana
limited partnership, its sole member

By:    Duke Realty Corporation, an Indiana
corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

DUKE REALTY WOMEN’S CENTER DEVELOPMENT, LLC, an Indiana limited liability company

By:    Duke Construction Limited Partnership, an
Indiana limited partnership, its sole member

By:    Duke Business Centers Corporation, an
Indiana corporation, its general partner

By:    /s/Nicholas C. Anthony
Name:    Nicholas C. Anthony
Title:Executive Vice President, Chief Investment Officer

[Signatures are continued on the following page.]

BUYER:

HTA ACQUISITION SUB, LLC, a Delaware limited liability company

By:    /s/Robert Milligan
Name:    Robert Milligan
Title:Authorized Signatory

SCHEDULE IC

No.	Pool	State	Property	Address	Seller	Buyer	Allocated Value ($)	Property Interest
18	I	TX	Baylor Emerus Burleson Hosp	12500 South Freeway, Burleson, TX	Duke Texas Properties, L.P.	HTA-Burleson Hospital, LLC	20,918,043	Fee
19	I	TX	Baylor Emerus Colleyville Hosp	5500 Colleyville Blvd., Colleyville, TX	Duke Texas Properties, L.P.	HTA-Colleyville Hospital, LLC	13,881,889	Fee
20	I	TX	Baylor Emerus Mansfield Hosp	1776 US Highway 287, Mansfield, TX	Duke Texas Properties, L.P.	HTA-Mansfield Hospital, LLC	19,111,379	Fee
51	I	GA	Harbin Clinic Cedartown MOB	14 Cherokee Road, Cedartown, GA	Duke Realty Limited Partnership	HTA-Cedartown Dialysis, LLC	6,244,449	Fee
52	I	GA	Harbin Clinic Heart Center MOB	504 Redmond Road, Rome, GA	Duke Realty Limited Partnership	HTA-Heart Center MOB, LLC	20,000,000	Fee
54	I	GA	Harbin Clinic Rome Dialysis	172 Three Rivers Drive, Rome, GA	Duke Realty Limited Partnership	HTA-Rome Dialysis, LLC	1,800,000	Fee
56	I	GA	Harbin Clinic Specialty Center	550 Redmond Road, Rome, GA	Duke Realty Limited Partnership	HTA-Specialty Center, LLC	27,000,000	Fee
55	I	GA	Harbin Clinic Summerville Dialysis	12541 Hwy. 27 North, Summerville, GA	Duke Realty Limited Partnership	HTA- Summerville Dialysis, LLC	2,600,000	Fee
85	I	FL	VA Sunrise MOB	9800 West Commercial Blvd., Sunrise, FL	Duke Realty Limited Partnership	HTA-VA Sunrise MOB, LLC	49,729,938	Fee

64	IV (1031)	CO	SCL Emerus Aurora Hosp	23770 East Smoky Hill Rd, Aurora, CO	DR Aurora Development, LLC	HTA-Aurora Hospital, LLC	35,508,530	Fee
66	IV (1031)	CO	SCL Emerus Northglenn Hosp	11900 Grant Street, Northglenn, CO	DR Northglenn Development, LLC	HTA-Northglenn Hospital, LLC	36,910,667	Fee

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39	V (1031)	OH	Centerre University Avon Hosp	37900 Chester Road, Avon, OH	DR Avon Development, LLC	HTA-Avon Hospital, LLC	33,429,841	Fee
65	V (1031)	CO	SCL Emerus Littleton Hosp	8515 W. Coal Mine Avenue, Littleton, CO	DR Littleton Development, LLC	HTA-Littleton Hospital, LLC	34,114,143	Fee
67	V (1031)	CO	SCL Emerus Westminster Hosp	6500 W. 104th Ave., Westminster, CO	Duke Realty Westminster Development, LLC	HTA-Westminster Hospital, LLC	28,723,368	Fee
85	VII (1031)	NM	CHS Mountain View MOB	4351 E. Lohman Avenue, Las Cruces, NM	Duke Realty Las Cruces MOB, LLC	HTA-Regional Medical Center MOB, LLC	42,787,229	Leasehold
47	VIII (1031)	TX	CHS Cedar Park 1 MOB	1401 Medical Parkway B, Cedar Park, TX	Duke Realty Limited Partnership	HTA-Cedar Park MOB 1, LLC	31,209,117	Leasehold
53	VIII (1031)	GA	Harbin Clinic Hospital	1825 Martha Berry, Rome, GA	Duke Realty Limited Partnership	HTA-Martha Berry Hospital, LLC	45,829,541	Fee
40	XII (1031)	TN	Centerre Baptist Memphis Hosp	1240 S. Germantown Road, Germantown, TN	Duke Realty Limited Partnership	HTA-Memphis Hospital, LLC	30,829,647	Leasehold
37	XII (1031)	IN	Centerre Community Indy Hosp	7343 Clearvista Drive, Indianapolis, IN	Duke Realty CHN Development, LLC	HTA-Indianapolis Hospital, LLC	31,699,884	Leasehold

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